Exhibit 10.3

                  SECOND AMENDED AND RESTATED PARENT GUARANTY


         THIS SECOND AMENDED AND RESTATED PARENT GUARANTY (as such agreement may be amended, supplemented, modified or amended and restated from time to time, this "Guaranty") dated as of November 14, 2003 is made by ANNTAYLOR STORES CORPORATION, a Delaware corporation, with its principal place of business at 142 West 57th Street, New York, New York 10019 (the "Guarantor"), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent for each of the Lenders now or hereafter party to the Credit Agreement (as defined below) (the "Agent"). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Credit Agreement (as defined below).

                               R E C I T A L S:

         WHEREAS, ATI, the Agent, the lenders referred to therein, the syndication agents named therein and the issuing banks named therein have entered into that certain $150,000,000 Credit Agreement dated June 30, 1998 (as amended, the "Original Credit Agreement"), as amended and restated pursuant to the terms of that certain $175,000,000 Amended and Restated Credit Agreement dated April 30, 2001 (as amended, the "Restated Credit Agreement"); and

         WHEREAS, at the Borrowers' request, the Lenders, the Agent, and the syndication and documentation agents party thereto, have agreed to amend and restate the Restated Credit Agreement in its entirety as of the date hereof (as so amended and restated and as such agreement may be further amended, supplemented, modified, or amended and restated from time to time, the "Credit Agreement"); and

         WHEREAS, the Guarantor is the parent of the Borrowers and has and will materially benefit from the Loans made and to be made, and the Letters of Credit issued and to be issued, under the Credit Agreement; and

         WHEREAS, the Guarantor and the Agent have entered into that certain ATSC Guaranty dated June 30, 1998 (as amended, the "Original Guaranty") pursuant to which the Guarantor has guaranteed the full and prompt payment and performance of the ATI's Obligations under the Original Credit Agreement, as amended and restated pursuant to the terms of that certain Amended and Restated ATSC Guaranty, dated April 30, 2001 (as amended, the "Restated Guaranty").

         NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders and each Letter of Credit Issuer to amend and restate the Restated Credit Agreement and continue to, respectively, make Loans and issue Letters of Credit under the Credit Agreement, the Guarantor hereby agrees, and the Agent for its benefit, and for the benefit of the Lenders and the Issuing Banks, by acceptance hereof, hereby agrees as follows:

         1. Guaranty.

         (a) The Guarantor hereby unconditionally, continually and irrevocably guarantees to the Agent, for its benefit and the benefit of the Lenders and the Letter of Credit Issuers, the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise, and in accordance with the terms and conditions of the Credit Agreement and all other Loan Documents, of all of the Obligations, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or unenforceable as against the Borrowers, now or hereafter existing, or due or to become due (all such indebtedness, liabilities and obligations being hereinafter collectively referred to as the "Guaranteed Obligations"). For purposes of this Guaranty, any Affiliate of any Lender, which is a party to a Hedge Agreement or Foreign Currency Exchange Contract with any Borrower or any of its respective Restricted Subsidiaries, shall be deemed to be a "Lender". This Section 1 continues, reaffirms and amends, as the case may be, the guarantees under the Original Guaranty and the Restated Guaranty.

         (b) The Guarantor further agrees that, if any payment made by any Borrower or any other person and applied to the Guaranteed Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any of the Lenders or any of the Letter of Credit Issuers to any Borrower, its estate, trustee, receiver or any other party, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Guarantor's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto this Guaranty shall have been cancelled or surrendered (and if any lien, security interest or other collateral securing Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

         (c) The Guarantor further agrees to pay all costs and expenses upon demand including, without limitation, all court costs and reasonable attorneys' fees and expenses (including the allocated cost of in-house counsel) paid or incurred by the Agent (i) in endeavoring to collect all or any part of the Guaranteed Obligations after the same become due and owing from, or in prosecuting any action against, the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations or (ii) in endeavoring to realize upon (whether by judicial, non-judicial or other proceedings) any Collateral or any other collateral securing Guarantor's liabilities under this Guaranty.

         2. Payment. The Guarantor agrees that if any Borrower shall default in the payment or performance of any of the Guaranteed Obligations, whether with respect to principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then the Guarantor will, upon demand thereof by the Agent, fully pay to the Agent, for the benefit of the Lenders and the Letter of Credit Issuer, an amount equal to all the Guaranteed Obligations then due and owing.

         3. Representations and Warranties.

         The Guarantor hereby represents and warrants to the Agent that each representation and warranty made by Borrowers in Article 6 of the Credit Agreement applicable to the Guarantor is true and correct, which representations and warranties (except such representations and warranties which are expressly made as of a different date) shall survive the execution and delivery of this Guaranty, and shall, except to the extent that the same have been modified by a writing delivered to and accepted in writing by the Agent, and, other than with respect to changes permitted or contemplated by the Credit Agreement, continue to be true and correct on the date of each Loan, and on the date of issuance of each Letter of Credit.

         4. Waivers; Other Agreements.

         (a) The Agent is hereby authorized, without notice to or demand upon the Guarantor, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of the Guarantor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

                  (i) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guaranteed Obligations, or otherwise modify, amend, restate or change the terms of any promissory note or other agreement, document or instrument (including the Credit Agreement and the other Loan Documents) now or hereafter executed by any Borrower and delivered to the Agent, including, without limitation, any increase or decrease of the rate of interest thereon;

                  (ii) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Guaranteed Obligations, or any part thereof, or any other instrument or agreement in respect of the Guaranteed Obligations (including the Credit Agreement and the other Loan Documents) now or hereafter executed by any Borrower and delivered to the Agent;

                  (iii) accept partial payments on the Guaranteed Obligations;

                  (iv) receive, take and hold additional security or collateral for the payment of the Guaranteed Obligations, or for the payment of any other guaranties of the Guaranteed Obligations or other liabilities of any Borrower, and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

                  (v) apply any and all such security or collateral and direct the order or manner of sale thereof as the Agent may determine in its sole discretion;

                  (vi) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Guaranteed Obligations or any other guaranty therefor, in any manner;

                  (vii) add, release or substitute any one or more other guarantors, makers or endorsers of the Guaranteed Obligations and otherwise enforce its rights under the Loan Agreements against any Borrower or any other guarantor, maker or endorser as the Agent may elect in its sole discretion;

                  (viii) apply any and all payments or recoveries from the Borrower, from any other guarantor, maker or endorser of the Guaranteed Obligations or from the Guarantor to the Guaranteed Obligations to the Obligations in such order as provided in Section 3.8 of the Credit Agreement, whether such Guaranteed Obligations are secured or unsecured or guaranteed or not guaranteed by others;

                  (ix) apply any and all payments or recoveries from the Guarantor or any other guarantor, maker or endorser of the Guaranteed Obligations or sums realized from security furnished by any of them upon any of their indebtedness or obligations to the Agent as the Agent in its sole discretion, may determine, whether or not such indebtedness or obligations relate to the Guaranteed Obligations; and

                  (x) refund at any time, at the Agent's sole discretion, any payment received by the Agent in respect of any Guaranteed Obligations, and payment to the Agent of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered (or any release or termination of any collateral by virtue thereof) by the Agent, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor hereunder in respect of the amount so refunded (and any collateral so released or terminated shall be reinstated with respect to such obligations);

         even if any right of reimbursement or subrogation or other right or remedy of the Guarantor is extinguished, affected or impaired by any of the foregoing (including, without limitation, any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Guaranteed Obligations which impairs any subrogation, reimbursement or other right of Guarantor).

         (b) The Guarantor hereby agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection and that its obligations under this Guaranty are primary, absolute and unconditional and shall not be discharged or otherwise affected as a result of:

                  (i) the invalidity or unenforceability of any security for or other guaranty of the Guaranteed Obligations or of any promissory note or other document (including, without limitation, the Credit Agreement) evidencing all or any part of the Guaranteed Obligations, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any other guaranty therefor;

                  (ii) the absence of any attempt to collect the Guaranteed Obligations from the Borrower or any other guarantor or other action to enforce the same;

                  (iii) failure by the Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations or any other guaranty therefor;

                  (iv) the Agent's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                  (v) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code;

                  (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Agent's claim(s) for repayment of the Guaranteed Obligations;

                  (vii) any use of cash collateral under Section 363 of the Bankruptcy Code;

                  (viii) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

                  (ix) the avoidance of any lien in favor of the Agent for any reason;

                  (x) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Borrower, the Guarantor or any other guarantor, maker or endorser, including without limitation, any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding;

                  (xi) failure by the Agent to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;

                  (xii) any action taken by the Agent that is authorized by this Guaranty;

                  (xiii) any election by the Agent under Section 9-501(4) of the Uniform Commercial Code, or any successor provision, as enacted in any relevant jurisdiction (the "Code") as to any security for the Guaranteed Obligations or any guaranty of the Guaranteed Obligations; or

                  (xiv) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

         (c) The Guarantor hereby waives:

                  (i) any requirements of diligence or promptness on the part of the Agent;

                  (ii) presentment, demand for payment or performance and protest and notice of protest with respect to the Guaranteed Obligations;

                  (iii) notices (A) of nonperformance, (B) of acceptance of this Guaranty, (C) of default in respect of the Guaranteed Obligations, (D) of the existence, creation or incurrence of new or additional indebtedness, arising either from additional loans extended to any Borrower or otherwise,
(E) that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Guaranteed Obligations is due, (F) of any and all proceedings to collect from any Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, or from anyone else, and (G) of exchange, sale, surrender or other handling of any security or collateral given to the Agent to secure payment of the Guaranteed Obligations or any guaranty therefor;

                  (iv) any right to require the Agent to (a) proceed first against any Borrower, or any other person whatsoever, (b) proceed against or exhaust any security given to or held by the Agent in connection with the Guaranteed Obligations, or (c) pursue any other remedy in the Agent's power whatsoever;

                  (v) any defense arising by reason of (a) any disability or other defense of any Borrower, (b) the cessation from any cause whatsoever of the liability of any Borrower, (c) any act or omission of the Agent or others which directly or indirectly, by operation of law or otherwise, results in or aids the discharge or release of any Borrower or any security given to or held by the Agent in connection with the Guaranteed Obligations;

                  (vi) any and all other suretyship defenses under applicable law; and

                  (vii) the benefit of any statute of limitations affecting the Guaranteed Obligations or the Guarantor's liability hereunder or the enforcement hereof.

         In connection with the foregoing, the Guarantor covenants that this Guaranty shall not be discharged, except by complete performance of the obligations contained herein.

         (d) The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers, of any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof that diligent inquiry would reveal and the Guarantor hereby agrees that the Agent shall not have any duty to advise the Guarantor of information known to the Agent regarding such condition or any such circumstances.

         (e) Notwithstanding anything to the contrary in this Guaranty, the Guarantor hereby irrevocably waives all rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, including Section 509 thereof, under common law or otherwise) of the Agent, the Lenders or the Letter Credit of Issuers against any Borrower or against any collateral security or guarantee or right of offset held by such Person for the payment of the Obligations. The Guarantor hereby further irrevocably waives all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against any Borrower or any other Person, which may have arisen in connection with this Guaranty. So long as the Obligations remain outstanding, if any amount shall be paid by or on behalf of any Borrower to the Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by the Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations and the termination of the commitments of the Lenders to extend credit under the Credit Agreement , the termination or expiration of all Letters of Credit or the full and irrevocable cash collateralization thereof and the termination of the Credit Agreement.

         (f) The Guarantor hereby agrees that any indebtedness of any Borrower now or hereafter owing to the Guarantor is hereby subordinated to all of the Guaranteed Obligations, whether heretofore, now or hereafter created (the "Subordinated Debt"), and that without the prior consent of the Agent, the Subordinated Debt shall not be paid in whole or in part until the Guaranteed Obligations have been paid in full, the commitments of the Lenders to extend credit under the Credit Agreement have been terminated, no Letters of Credit exist that have not been Fully Supported, and the Credit Agreement has been terminated and is of no further force or effect, except that payments of (i) principal on the Subordinated Debt shall be permitted so long as no Default or Event of Default shall have occurred and be continuing to the extent such payments would not render such Borrower incapable of performing the Guaranteed Obligations and (ii) interest on the Subordinated Debt shall be permitted so long as no notice of Event of Default shall have been delivered to ATI or any other Borrower by the Agent or any Lender. The Guarantor will not accept any payment of or on account of any Subordinated Debt at any time in contravention of the foregoing. At the request of the Agent, the applicable Borrower shall pay to the Agent all or any part of the Subordinated Debt and any amount so paid to the Agent shall be applied to payment of the Guaranteed Obligations. Each payment on the Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by Guarantor as trustee for the Agent and shall be paid over to the Agent immediately on account of the Guaranteed Obligations, but without otherwise affecting in any manner the Guarantor's liability under any of the provisions of this Guaranty. The Guarantor agrees to file all claims against the applicable Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Subordinated Debt, and the Agent shall be entitled to all of the Guarantor's right thereunder. If for any reason the Guarantor fails to file such claim at least thirty (30) days prior to the last date on which such claim should be filed, the Agent, as the Guarantor's attorney-in-fact, is hereby authorized to do so in the Guarantor's name or, in the Agent's discretion, to assign such claim to and cause proof of claim to be filed in the name of the Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, the Guarantor hereby assigns to the Agent all Guarantor's rights to any payments or distributions to which the Guarantor otherwise would be entitled. If the amount so paid is greater than the Guarantor's liability hereunder, the Agent will pay the excess amount to the party entitled thereto. In addition, the Guarantor hereby appoints Agent as its attorney-in-fact to exercise all of the Guarantor's voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of such Borrower.

         (g) The Guarantor shall comply with all covenants applicable to it under the Credit Agreement and shall otherwise take no action which will cause a Default or Event of Default under the Credit Agreement. The Guarantor shall also cause each Borrower to comply with all covenants applicable to such Borrower under the Credit Agreement.

         (h) Notwithstanding anything to the contrary in this Guaranty or any other Loan Document, the Guarantor shall not (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the equity Securities of the Borrowers, (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except
(i) nonconsensual obligations imposed by operation of law, (ii) pursuant to the Loan Documents to which it is a party, (iii) obligations with respect to its Securities or (c) own, lease, manage or otherwise operate any properties or assets (including cash (other than cash received in connection with Restricted Payments made by any Borrower in accordance with the Credit Agreement pending application in the manner contemplated by the Credit Agreement) and cash equivalents) other than (i) the ownership of shares of equity Securities of the Borrowers, (ii) the ownership of one share of capital stock of AnnTaylor Sourcing Far East Limited, and (iii) ownership of the Convertible Debentures Note; provided that, notwithstanding the foregoing, the Guarantor may from time to time conduct activities directly related to the business of the Borrowers and their Subsidiaries that the Borrowers and/or their Subsidiaries would be permitted to conduct at such time under the applicable provisions of the Credit Agreement so long as, prior to commencing any such activity, the Agent shall, by written consent (which may only be requested hereunder when no Default or Event of Default has occurred and is continuing), have reasonably determined that such activity or its consequences could not reasonably be expected to have an adverse effect on the interests of the Lenders or the Borrowers and their Subsidiaries.

         5. Default, Remedies.

         (a) The obligations of the Guarantor hereunder are independent of and separate from the Guaranteed Obligations and the obligations of any other guarantor of the Guaranteed Obligations. If any of the Guaranteed Obligations are not paid when due, or upon any Event of Default or any default by any Borrower as provided in any other instrument or document evidencing all or any part of the Guaranteed Obligations, the Agent may, at its sole election, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount or any portion of the Guaranteed Obligations, without first proceeding against any Borrower or any other guarantor of the Guaranteed Obligations, or against any Collateral for the Guaranteed Obligations under the Security Agreement or otherwise against any Collateral under other Collateral Documents.

         (b) At any time after maturity of the Guaranteed Obligations, the Agent may, without notice to the Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Guaranteed Obligations (i) any indebtedness due or to become due from the Agent to the Guarantor and (ii) any moneys, credits or other property belonging to the Guarantor at any time held by or coming into the possession of the Agent or any of its affiliates.

         (c) The Guarantor hereby authorizes and empowers the Agent, in its sole discretion, without any notice (except notices required by law to the extent such notice as a matter of law may not be waived) or demand to the Guarantor whatsoever and without affecting the liability of the Guarantor hereunder, to exercise any right or remedy which the Agent may have available to it, including but not limited to, foreclosure by one or more judicial or nonjudicial sales, and the Guarantor hereby waives any defense to the recovery by the Agent against the Guarantor of any deficiency after such action, notwithstanding any impairment or loss of any right of reimbursement, contribution, subrogation or other right or remedy against any Borrower, or any other guarantor, maker or endorser, or against any security for the Guaranteed Obligations or for any guaranty of the Guaranteed Obligations. No exercise by the Agent of, and no omission of the Agent to exercise, any power or authority recognized herein and no impairment or suspension of any right or remedy of the Agent against the Guarantor, any other guarantor, maker or endorser or any security shall in any way suspend, discharge, release, exonerate or otherwise affect any of the Guarantor's obligations hereunder or give to the Guarantor any right of recourse against the Agent, the Lenders or the Letter of Credit Issuers.

         (d) The Guarantor consents and agrees that the Agent shall not be under any obligation to make any demand upon or pursue or exhaust any of its rights or remedies against any Borrower or any guarantor or others with respect to the payment of the Guaranteed Obligations, or to pursue or exhaust any of its rights or remedies with respect to any security therefor, or any direct or indirect guaranty thereof or any security for any such guaranty, or to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Guaranteed Obligations or to resort to any security or any such guaranty in any particular order, and all of its rights hereunder, under the Security Instruments and the other Loan Documents shall be cumulative. The Guarantor hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of, and does hereby covenant not to assert against the Agent any valuation, stay, appraisal, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Guaranty or the Security Instruments. Without limiting the generality of the foregoing, the Guarantor hereby agrees that it will not invoke or utilize any law which might cause delay in or impede the enforcement of the rights under this Guaranty, the Security Agreement or any of the other Loan Documents.

         6. Miscellaneous.

         (a) This Guaranty shall be irrevocable as to any and all of the Guaranteed Obligations until the Credit Agreement has been terminated, the commitments of the Lenders to extend credit under the Credit Agreement have been terminated and all Guaranteed Obligations then outstanding have been repaid.

         (b) This Guaranty shall be binding upon the Guarantor and upon its successors and assigns, heirs and legal representatives and shall inure to the benefit of the Lenders and the Letter of Credit Issuers; all references herein to the Borrowers and to the Guarantor shall be deemed to include their successors and assigns, heirs and legal representatives as applicable. Each Borrower's successors and assigns shall include a receiver, trustee or debtor-in-possession of or for such Borrower. All references to the singular shall be deemed to include the plural where the context so requires. The Guarantor acknowledges the Agent's acceptance hereof and reliance hereon.

         (c) No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude any further exercise thereof; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Agent, except as expressly set forth in a writing duly signed and delivered by the Agent or on the Agent's behalf by an authorized officer or agent of the Agent. The Agent's failure at any time or times hereafter to require strict performance by any Borrower or of the Guarantor or any other guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by any Borrower or the Guarantor or any other guarantor and delivered to the Agent shall not waive, affect or diminish any right of the Agent at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Agent, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of the Agent and directed to the Borrowers or the Guarantor, or any of them (as the case may be) specifying such waiver. No waiver by the Agent of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by the Agent permitted hereunder shall in any way affect or impair the Agent's rights or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrowers to the Agent shall be conclusive and binding on the Guarantor irrespective of whether it was a party to the suit or action in which such determination was made.

         (d) THIS GUARANTY SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Guaranty.

         (e) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN THE COURTS OR ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

         (f) EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH PARTY AT ITS ADDRESS SPECIFIED ON THE FIRST PAGE HEREOF OR SET FORTH IN SECTION 14.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

         (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

         (h) This Guaranty (and any instrument or agreement granting or creating any security for this Guaranty) contains all the terms and conditions of the agreement between the Agent and the Guarantor relating to the subject matter hereof. The terms or provisions of this Guaranty may not be waived, altered, modified or amended except in writing duly executed by the party to be charged thereby.

         (i) Neither the Agent nor its Affiliates, directors, officers, agents, attorneys or employees shall be liable to the Guarantor for any action taken, or omitted to be taken, by it or them or any of them under this Guaranty, or the other Loan Documents or in connection therewith except that no person shall be relieved of any liability for gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

         (j) The Guarantor warrants and agrees that each of the waivers set forth in this Guaranty are made with full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable. If any of said waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions hereof shall nevertheless remain effective.

         (k) Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         (l) Captions are for convenience only and shall not affect the meaning of any term or provision of this Guaranty.

         (m) All notices and other communications provided for hereunder shall be given in the manner set forth in the Credit Agreement and to the addresses set forth in the Credit Agreement or, in the case of the Guarantor, at its addresses set forth above.


                           [Signature page follows.]


         IN WITNESS WHEREOF, undersigned have made this Guaranty as of the date first above written.


                                     ANNTAYLOR STORES CORPORATION


                                     By:  /s/ James M. Smith
                                         --------------------------------
                                     Name: James M. Smith
                                     Title: Senior Vice President, Chief
                                            Financial Officer, Treasurer
                                            and Assistant Secretary


Agreed and accepted to as of
the date first above written:

BANK OF AMERICA, N.A.,
as Agent


By:  /s/ Jang S. Kim
    -----------------------------
Name:  Jang S. Kim
Title: Vice President